Property, Plant and Equipment, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment, Goodwill and Intangible Assets [Abstract]
Property, Plant And Equipment Goodwill And Intangible Assets Disclosure [Text Block]
7. Property, Plant and Equipment, Goodwill and Intangible Assets
Property, Plant and Equipment—The components of property, plant and equipment, at cost, and the related accumulated depreciation are as follows at December 31:

Millions of dollars	Estimated Useful Life (years)			2022	2021
Land				$321	$334
Major manufacturing equipment	25			13,257	11,614
Buildings	30			2,280	1,228
Light equipment and instrumentation	5	-	20	3,528	3,347
Office furniture	15			22	24
Major turnarounds	4	-	7	1,732	1,652
Information system equipment	3	-	5	63	63
Construction in progress				2,521	4,120
Total property, plant and equipment				23,724	22,382
Less accumulated depreciation				(8,337)	(7,826)
Property, plant and equipment, net				$15,387	$14,556
Capitalized Interest—We capitalize interest costs incurred on funds used to construct property, plant and equipment. In 2022, 2021 and 2020, we capitalized interest of $114 million, $97 million and $40 million, respectively.
Intangible Assets—The components of identifiable intangible assets, at cost, and the related accumulated amortization are as follows at December 31:

	2022			2021
Millions of dollars	Cost	Accumulated Amortization	Net	Cost	Accumulated Amortization	Net
Emission allowances	$771	$(513)	$258	$740	$(504)	$236
Various contracts	436	(364)	72	435	(357)	78
Customer relationships	297	(88)	209	303	(68)	235
Software costs	124	(46)	78	158	(81)	77
Other	283	(238)	45	296	(227)	69
Total intangible assets	$1,911	$(1,249)	$662	$1,932	$(1,237)	$695
Amortization of these identifiable intangible assets for the next five years is expected to be $83 million in 2023, $75 million in 2024, $74 million in 2025, $50 million in 2026 and $34 million in 2027.
Impairments—During the fourth quarter of 2021 and during the third quarter of 2020, we identified impairment triggers relating to our Houston refinery’s asset group which resulted in non-cash impairment charges of $624 million and $582 million, respectively.
In September 2021, we announced we were weighing strategic options, including a potential sale, for our Houston refinery. The subsequent evaluation of strategic options during the fourth quarter of 2021 increased the likelihood of the asset’s disposal prior to the end of its expected useful life. As a result of this impairment indicator, we assessed the Houston refinery for impairment in the fourth quarter of 2021 and determined that its carrying value exceeded its estimated undiscounted pre-tax cash flows. We estimated the fair values of the Houston refinery’s property, plant and equipment, materials and supplies and intangible assets were all zero as of December 31, 2021. Given this, our Refining segment recognized a $624 million non-cash impairment charge in the fourth quarter of 2021 that includes a $549 million impairment of property, plant and equipment, a $43 million impairment of materials and supplies and a $32 million impairment of intangible assets, which reduced the assets’ carrying values to their fair values. The fair values of the impaired assets were determined using market information provided by unrelated third parties. The fair value measurement for the asset group is classified as Level 3.
During 2020, prior to the Company’s evaluation of strategic options for the Houston refinery, we identified impairment triggers related to our Houston refinery’s asset group as a result of significant negative impacts to the Refining segment’s forecasted cash flows resulting from the COVID-19 pandemic. We assessed the Houston refinery for impairment and determined that the asset group carrying value exceeded its undiscounted estimated pre-tax cash flows. As of September 30, 2020, we estimated the fair value of the Houston refinery’s property, plant and equipment to be $550 million, and fair value of contract intangible assets to be $10 million, which was less than the carrying value. As a result, our Refining segment recognized a non-cash impairment charge in the third quarter of 2020 of $582 million, which included a $570 million impairment of property, plant and equipment and a $12 million impairment of contract intangible assets, which reduced the assets’ carrying values to their fair values. The fair value of the impaired assets was determined using an income approach that was based on significant inputs that were not observable in the market. The fair value measurement for the asset group is classified as Level 3.
Depreciation and Amortization Expense—Depreciation and amortization expense is summarized as follows:

	Year Ended December 31,
Millions of dollars	2022	2021	2020
Property, plant and equipment	$1,033	$1,146	$1,143
PO Joint Ventures and Louisiana Joint Venture	155	156	72
Emission allowances	8	12	58
Various contracts	18	20	20
Customer relationships	19	20	20
Software costs	14	12	8
Other	20	27	64
Total depreciation and amortization	$1,267	$1,393	$1,385
Asset Retirement Obligations—In certain cases, we are contractually obligated to decommission our plants upon site exit. In such cases, we have accrued the net present value of the estimated costs. The changes in our asset retirement obligations are as follows:

	Year Ended December 31,
Millions of dollars	2022	2021
Beginning balance	$62	$64
Liabilities incurred	249	—
Liabilities settled	(3)	(3)
Changes in estimates	3	3
Accretion expense	3	2
Divestiture	(6)	—
Effects of exchange rate changes	(3)	(4)
Ending balance	$305	$62
In connection with the planned exit from the refinery business, we recorded liabilities for asset retirement obligations of $249 million in 2022. See Note 20 to the Consolidated Financial Statements for additional information regarding the planned exit. The remaining asset retirement obligations are primarily related to facilities in Europe.
Although we may have asset retirement obligations associated with some of our other facilities, the present value of those obligations is not material in the context of an indefinite expected life of the facilities. We continually review the optimal future alternatives for our facilities. Any decision to retire one or more facilities may result in an increase in the present value of such obligations.
Discontinued Operations—We began reporting the Berre refinery as a discontinued operation in the second quarter of 2012. The estimated cost and associated cash flows pertaining to the final closure and dismantlement of our Berre refinery from the Prefect of Bouches du Rhone are not deemed to be material.
Goodwill—The changes in the carrying amount of goodwill in each of the Company’s reportable segments for the years ended December 31, 2022 and 2021 were as follows:

Millions of dollars	O&P - Americas	O&P - EAI	I&D	APS	Technology	Total
December 31, 2020	$162	$142	$259	$1,379	$11	$1,953
Foreign currency translation adjustments	—	(33)	(34)	(8)	(3)	(78)
December 31, 2021	162	109	225	1,371	8	1,875
Acquisitions	—	—	—	6	—	6
Foreign currency translation adjustments	—	(23)	(24)	(7)	—	(54)
December 31, 2022	$162	$86	$201	$1,370	$8	$1,827